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                                                                   Exhibit 23.1








                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report dated January 30, 1998 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-31556, No. 33-69840, No. 33-56693, No. 333-34249 and No. 333-47729.




ARTHUR ANDERSEN LLP


Houston, Texas
March 23, 1998